                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JUNE 16, 2004

                                  CLARCOR INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Delaware                  1-11024                       36-0922490
 ----------------      ------------------------        ----------------------
  (State or other      (Commission File Number)            (IRS Employer
  jurisdiction of                                      Identification Number)
  incorporation)

           2323 Sixth Street, P.O. Box 7007, Rockford, Illinois, 61125
           -----------------------------------------------------------
                    (Address of principal executive offices)



                                  815-962-8867
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
      --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report).

ITEM 5.  OTHER EVENTS


On June 16, 2004, CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the "Company"), issued a press release disclosing the Company's financial results for its second quarter and the six month period which ended on May 29, 2004. Such press release is filed as an exhibit to this current report on Form 8K.



ITEM 7.  FINANCIAL STATEMENTS & EXHIBITS

Exhibit 99.1 - Press Release dated June 16, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CLARCOR INC.



June 17, 2004                          By:   /s/ Norman E. Johnson
                                             --------------------------
                                                Norman E. Johnson
                                              Chairman of the Board, President
                                                  & Chief Executive Officer